UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 19, 2005
(Date of earliest event reported)

PolyOne Corporation

(Exact Name of Registrant as Specified in its Charter)

Ohio (State or Other Jurisdiction of Incorporation)	1-16091 (Commission File Number)	34-1730488 (IRS Employer Identification No.)

PolyOne Center, 33587 Walker Road, Avon Lake, Ohio 44012
(Address of Principal Executive Offices, including Zip Code)

(440) 930-1000
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-10.1 PolyOne Corp Senior Executive Annual Incentive Plan
EX-10.2 2005 Equity and Performance Incentive Plan

Item 1.01 Entry into a Material Definitive Agreement.

     On May 19, 2005, the shareholders of PolyOne Corporation, upon recommendation of PolyOne’s Board of Directors (the “Board”), approved the PolyOne Corporation Senior Executive Annual Incentive Plan (the “SEAIP”) and the PolyOne Corporation 2005 Equity and Performance Incentive Plan (the “2005 Equity Plan”). The Board adopted the SEAIP and 2005 Equity Plan on February 22, 2005, subject to shareholder approval.

     The SEAIP is designed to provide key executives of PolyOne and its subsidiaries with an opportunity to receive incentive compensation as a reward for high levels of performance above the ordinary performance standards compensated by base salary. The SEAIP authorizes the Compensation and Governance Committee of the Board (the “Committee”) to make awards to key executives upon the achievement of performance targets that are based on measures of the Company’s performance. These performance measures will be determined by the Committee for each plan year and will include one or more of the following: profits; cash flow; returns; working capital; profit margins; liquidity measures; sales growth, cost initiative and stock price metrics; and strategic initiative key deliverable metrics. Awards may be paid in cash or in the form of restricted shares or share equivalent units, as determined by the Committee.

     The 2005 Equity Plan authorizes the Board (or, pursuant to delegation of authority by the Board, the Committee) to provide equity-based compensation in the form of a variety of awards including stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares and performance units for the purpose of attracting and retaining directors, officers and other employees of the Company and its subsidiaries and providing such persons incentives and rewards for superior performance. Total awards under the 2005 Equity Plan are limited to 5,000,000 Common Shares, subject to adjustment as provided in the 2005 Equity Plan.

     The descriptions of the SEAIP and the 2005 Equity Plan are qualified in their entirety by reference to the full texts of the SEAIP and the 2005 Equity Plan, which are filed as Exhibits 10.1 and 10.2, respectively, to this Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.1	PolyOne Corporation Senior Executive Annual Incentive Plan.

10.2	PolyOne Corporation 2005 Equity and Performance Incentive Plan.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PolyOne Corporation (Registrant)
By:	/s/ Wendy C. Shiba
Wendy C. Shiba
Vice President, Chief Legal Officer and Secretary

Date: May 24, 2005

EXHIBIT INDEX

Exhibit Number	Description
10.1	PolyOne Corporation Senior Executive Annual Incentive Plan.

10.2	PolyOne Corporation 2005 Equity and Performance Incentive Plan.